SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                       the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement
|_|   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2)
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|X|   Soliciting Material Pursuant to ss.240.14a-11(c) or ss.240.14a-12

                         SHIRE PHARMACEUTICALS GROUP plc
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)


________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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            pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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      The press release and analysts' presentation described below may be deemed to be solicitation materials in respect of the merger of 3829341 Canada Inc. ("Exchangeco"), a wholly-owned subsidiary of Shire Pharmaceuticals Group plc ("Shire"), and BioChem Pharma Inc. ("BioChem"), pursuant to a Plan of
Arrangement (the "Plan of Arrangement"). A joint press release announcing the execution of a merger agreement was issued on December 11, 2000 and is attached hereto as Exhibit 99.1. A presentation for analysts on December 11, 2000 that relates to the proposed merger is attached hereto as Exhibit 99.2.

      In connection with the merger, Shire will be filing a proxy statement with the Securities and Exchange Commission. SECURITY HOLDERS OF SHIRE ARE URGED TO READ THE PROXY STATEMENT WHEN IT BECOMES AVAILABLE BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING THE MERGER. Investors and security holders may obtain a free copy of the proxy statement when it becomes available and other documents filed by Shire with the Securities and Exchange Commission in connection with the merger at the Securities and Exchange Commission's web-site at www.sec.gov. Security holders of Shire may also obtain for free a copy of the proxy statement and other documents filed with the Securities and Exchange Commission by Shire in connection with the merger by contacting Clea Rosenfeld, Investor Relations, 44-1264-388-115.

      Shire and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Shire in favor of the merger. The directors and executive officers of Shire include the following: Rolf Stahel, Angus Russell, Wilson Totten, James Cavanaugh, Barry Price, Bernard Canavan, Zola Horowitz, Ronald Nordmann, Joseph Smith and John Spitznagel. As of December 11, 2000, Dr. Cavanaugh beneficially owned approximately 4.9% of Shire's ordinary shares and none of the other foregoing participants individually beneficially owned in excess of 1% of Shire's ordinary shares. Collectively, as of December 11, 2000, the directors and executive officers of Shire may be deemed to beneficially own approximately 5.9% of the ordinary shares of Shire. Security holders of Shire may obtain


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additional information regarding the interests of such participants by reading the proxy statement when it becomes available.

      SAFE HARBOR STATEMENT UNDER PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995. The above statements that are not historical facts are forward-looking statements that involve risks and uncertainties, including but not limited to, risks associated with the inherent uncertainty of pharmaceutical research, product development and commercialization, the impact of competitive products, patents, and other risks and uncertainties, including those detailed from time to time in periodic reports, including the Annual Report filed on Form 10-K by Shire with the Securities and Exchange Commission.


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                                  EXHIBIT INDEX

EXHIBIT NO.          DESCRIPTION

99.1                 Press Release dated December 11, 2000

99.2                 Analysts' Presentation